Exhibit 10.10

Rolls-Royce plc PO Box 31,Derby DE24 8BJ,England Telephone: +44 (0) 1332 242424 Fax: +44 (0) 01332 249936 www.rolls-royce.com

Hawaiian Airlines, Inc.

3375 Koapaka Street,

Suite G350,

Honolulu, Hawaii 96819,

USA

Date:

AMENDMENT ONE TO GENERAL TERMS AGREEMENT REFERENCE DEG 5327

Reference is made to the General Terms Agreement reference DEG5327 dated October 27, 2008 (“Agreement”) between Rolls-Royce plc (“Rolls-Royce”) and Hawaiian Airlines, Inc. (“Hawaiian”).

This Amendment to the Agreement records the agreement of the Parties in respect to Leased Aircraft to be incorporated in the Agreement.   Except as specifically amended or defined herein, defined terms used in this Amendment shall have the meanings assigned to them in the Agreement.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

1.                                      DEFINITIONS

The definition of Leased Aircraft contained in Clause 1 of the Agreement is hereby deleted in its entirety and replaced by the following new definition:

““Leased Aircraft” means (i) the three (3) new leased A330-200 Aircraft powered by Engines which Hawaiian has entered into a lease agreement for delivery to Hawaiian in accordance with the schedule set out in Section 2 of Exhibit A of the Agreement, as may be amended from time to time by the Parties, and (ii) any additional new A330-200 Aircraft powered by Engines that Hawaiian may lease.  [**]

The following definitions are hereby added to Section 1 of the General Terms in the appropriate alphabetical order:

““Dressed Engine” means the Rolls-Royce Trent 772B turbofan engines [**]

2.                                      OPERATING ASSUMPTIONS

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3.                                      EXHIBIT A AIRCRAFT DELIVERY SCHEDULE

Exhibit A Aircraft Delivery Schedule to the Agreement is hereby deleted in its entirety and replaced by Appendix 1 to this Amendment.

Rolls-Royce plc Registered office:65 Buckingham Gate, London SW1E 6AT.

Company number: 1003142. Registered in England

4.                                      EXHIBIT E-1 SCHEDULE 1 SPARE ENGINE DELIVERY SCHEDULE

Exhibit E-1 Schedule 1 Spare Engine Delivery Schedule to the Agreement is hereby deleted in its entirety and replaced by Appendix 2 to this Amendment.

5.                                      EXHIBIT G TOTALCARE

The following new paragraph is hereby added as a new paragraph at the end of Clause 2.1 of Exhibit G to the Agreement:

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6.                                      ENGINE SPECIFICATION

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7.                                      LEASED AIRCRAFT

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8.                                      ASSIGNMENT

The terms and conditions of this Amendment are personal to Hawaiian and may not, under any circumstances, be assigned, novated or otherwise transferred to any third party, except as provided in [**] Clause 14.4 of the Agreement. Any purported assignment, novation or other transfer of the terms and conditions of this Amendment shall be void.

9.                                      GENERAL

All rights, obligations and liabilities under this Amendment shall be subject to and in accordance with the provisions of the Agreement and, except as specifically amended herein, the provisions of the Agreement shall remain in full force and effect and this Amendment is made without prejudice to either of the Parties’ existing rights (unless expressly stated in this Amendment) set forth or arising under the Agreement. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

For the avoidance of doubt, any default by Hawaiian under this Amendment shall be considered a default under the Agreement.

10.                               CONFIDENTIALITY

The provisions of this Amendment are confidential in accordance with Clause 10, mutatis mutandis, and shall not (except as provided in Clauses 10.7 and 14.12 of the Agreement) be disclosed to any third party without the prior written consent of the other party.

11.                               INTEGRATION

This Amendment constitutes a “writing” within the meaning of Clause 14.5 of the Agreement, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof.

12.   INCORPORATION BY REFERENCE

The terms and provisions of Clauses 14.3, 14.5, 14.6, 14.7, 14.8, 14.9 and 14.13 of the Agreement are hereby incorporated by reference, mutatis mutandis, as though fully set forth herein.

[signature page follows]

As WITNESS WHEREOF the Parties have caused this Amendment to be signed on their behalf by the hands of their duly authorised officers the day and year first before written.

Signed for and on behalf of:	Signed for and on behalf of:

HAWAIIAN AIRLINES, INC.	ROLLS-ROYCE plc

By	By:

Printed	Printed

Title:	Title:

Signed for and on behalf of:
HAWAIIAN AIRLINES, INC.	ROLLS-ROYCE TOTALCARE SERVICES LIMITED

By	By:

Printed	Printed

Title:	Title:

APPENDIX 1

EXHIBIT A                                  Aircraft Delivery Schedule

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APPENDIX 2

EXHIBIT E-1

SCHEDULE 1 - DELIVERY SCHEDULE AND BASE PRICE

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In the event that Leased Aircraft enter the fleet before April 2010, then the above delivery schedule shall be amended such that Hawaiian shall purchase the first spare Engine to coincide with the delivery of the first Leased Aircraft.

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